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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549




                                   FORM 8-K/A
                               (AMENDMENT NO. 1)

            CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


                                 JULY 10, 1995
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)


                         COMMISSION FILE NUMBER 1-9718

                                 PNC BANK CORP.
             (Exact name of registrant as specified in its charter)


           PENNSYLVANIA                                         25-1435979
 (State or other jurisdiction of                             (I.R.S. Employer
  incorporation or organization)                            Identification No.)

                                 ONE PNC PLAZA
                          FIFTH AVENUE AND WOOD STREET
                        PITTSBURGH, PENNSYLVANIA  15265
                    (Address of principal executive offices)
                                   (Zip Code)


                                 (412) 762-3900
              (Registrant's telephone number, including area code)

         (Former name or former address, if changed since last report)



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 This Form 8-K/A amends PNC Bank Corp.'s ("Corporation") Form 8-K dated as of July 10, 1995 and filed on July 13, 1995 ("Form 8-K") pursuant to which the Corporation announced the execution of the Agreement and Plan of Reorganization and related matters with Midlantic Corporation ("Midlantic").

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

    (a) Financial Statements

        Audited consolidated financial statements of Midlantic as of December 31, 1994 and 1993, and for each of the three years in the period ended December 31, 1994, and the independent auditors' report thereon, included on pages 42 - 70 of Midlantic's 1994 Annual Report to Shareholders and incorporated by reference in Midlantic's Annual Report on Form 10-K for the year ended December 31, 1994 (File No. 0-15870) ("Midlantic Form 10-K") are incorporated herein by reference to such Midlantic Form 10-K.

        Unaudited consolidated financial statements of Midlantic as of March 31, 1995 and for the three months ended March 31, 1995 and 1994 included on pages 3 to 11 of Midlantic's Quarterly Report on Form 10-Q for the quarterly period ended March 31, 1995 (File No. 0-15870) ("Midlantic Form 10-Q") are incorporated herein by reference to such Midlantic Form 10-Q.

    (b) Pro Forma Financial Information

        Pro forma consolidated financial information giving effect to the proposed merger of Midlantic with and into a wholly-owned subsidiary of the Corporation is attached hereto as Exhibit 99.4 and incorporated herein by reference.

        (c) Exhibits
        The exhibits listed below are filed herewith or incorporated herein by reference:

        2  Agreement and Plan of Reorganization dated as of July 10,
           1995, by and among Midlantic, the Corporation and PNC Bancorp, Inc., including Agreement and Plan of Merger (Annex A) incorporated herein by reference to Exhibit 2 of the Form 8-K.*

       23 Consent of Coopers & Lybrand L.L.P., independent auditors for Midlantic, filed herewith.

     99.1 Press Release dated July 10, 1995 incorporated herein by reference to Exhibit 99.1 of the Form 8-K.

     99.2 Midlantic Stock Option Agreement dated as of July 10, 1995, by and between Midlantic and the Corporation incorporated herein by reference to Exhibit 99.2 of the Form 8-K.

     99.3 PNC Stock Option Agreement dated as of July 10, 1995, by and between Midlantic and the Corporation incorporated herein by reference to
           Exhibit 99.3 of the Form 8-K.

     99.4  Pro forma financial information filed herewith.

[FN]
 * The exhibits of the agreements have been omitted.
 They are (a) Exhibit 4.9(a) - form of Midlantic affiliate letter, (b) Exhibit 4.9(b) - form of Corporation affiliate letter, (c) Exhibit 5.2(f) - form of opinion of Corporation counsel, and (d)
 Exhibit 5.3(g) - form of opinion of
 Midlantic counsel. The Corporation agrees to furnish supplementally a copy of any omitted exhibit to the Commission upon request.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              PNC BANK CORP.
                                              (Registrant)


         Date: July 17, 1995                 By /s/Robert L. Haunschild
                                                --------------------------
                                                Robert L. Haunschild
                                                Senior Vice President and
                                                Chief Financial Officer




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                                 EXHIBIT INDEX

23 Consent of Coopers & Lybrand L.L.P., independent auditors for Midlantic, filed herewith.

99.4     Pro forma consolidated financial information, filed herewith.





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